UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2006

THQ INC.
(Exact name of registrant as specified in charter)

Delaware	0-18813	13-3541686
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

29903 Agoura Road Agoura Hills, California	91301
(Address of principal executive offices)	(Zip Code)

(818) 871-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

Severance Agreements

On June 15, 2006, THQ Inc. (the “Registrant” or “THQ”) entered into an agreement with each executive officer (“Officer”) of the Registrant (each agreement, a “Severance Agreement”).  Each Severance Agreement provides for the payment of the following benefits if an Officer’s employment with THQ or its subsidiaries is terminated by the Registrant without cause (as defined in the Severance Agreement) unless such Officer is entitled to benefits under his or her Change-in-Control Agreement, as described below:

•                  A cash payment of (i) one times the Officer’s current salary for an Executive Vice President of Registrant and three-fourths (3/4) times the Officer’s current salary for a Senior Vice President of Registrant; plus (ii) one times an Executive Vice President’s annual bonus paid, and three-fourths (3/4) of a Senior Vice President’s annual bonus paid, in respect of the fiscal year of the Registrant immediately preceding the fiscal year in which the termination occurs; and (iii) any accrued but unpaid bonus for the fiscal year ended immediately prior to the fiscal year in which the termination occurs; and

•                  COBRA premiums under the Registrant’s group health plan for a period of 12 months for an Executive Vice President and 9 months for a Senior Vice President.

In addition, if on the date of termination, the Officer shall not be fully vested  with respect to any stock options previously granted to such Officer, the Officer will immediately be vested on the date of termination in that number of additional options that would have vested during the 12 months (for an Executive Vice President) or the 9 months (for a Senior Vice President) following the date of termination if such stock options had become vested in equal monthly increments over the vesting period.

In exchange for the aforementioned cash severance and option vesting acceleration the Officer must execute a release of his or her right to bring claims against the Registrant.

Change-in-Control Agreements

On June 15, 2006, THQ also entered into an agreement with each Officer that provides the following benefits in the event that such Officer is terminated following a Change-in-Control of THQ by the Registrant (each agreement, a “Change-in-Control Agreement”) without cause or by the Officer for good reason (as such terms are defined in a Change-in-Control Agreement):

•                 A cash payment of (i) one and one-half (1 ½)  times the Officer’s current salary; plus (ii) one times the target annual bonus then in effect for such Officer; plus (iii) the product of the bonus amount described in clause (ii) and a fraction, the numerator of which is the number of days in the current fiscal year through the date of termination and the denominator of which is 365; plus (iv) any accrued but unpaid bonus for the preceding fiscal year;

•                 Medical, accident, disability and life insurance coverage for 12 months after termination at the lesser of the current cost or active employee cost; and

•                 A cash payment equal to the value of any unvested portion of employer contributions to the Officer’s account under the Registrant’s Defined Contribution Plan.

In addition, if on the date of termination, such Officer’s stock options or any performance accelerated restricted stock awards are not fully vested, all such stock options or awards shall become immediately vested and stock options shall be exercisable for such period as provided in the plan and/or agreement governing such stock options or awards.

In order to receive any benefits under a Change-in-Control Agreement, the Officer may not voluntarily leave THQ without “Good Reason”. “Good Reason” is defined to include any of the following events after a Change in Control: (a) involuntary termination of the Officer; (b) a reduction of the Officer’s rate of annual base salary as in effect immediately prior to the Change in Control, or failure to pay such salary; (c) a requirement that the Officer relocate to a primary work location more than 25 miles from the Officer’s primary work location at the time of the Change in Control; (d) the Registrant’s failure to provide the Officer with employee benefit plans, compensation plans, paid vacation, expense reimbursement and other fringe benefits, on terms that are in all material respects no less favorable, in the aggregate, than those provided under plans, practices, programs and policies of the Registrant as in effect immediately prior to the Change in Control; (e) the failure to maintain the effectiveness of the Change-in-Control Agreements after the Change of Control; and (f) a material diminution of duties, authorities or reporting responsibilities.

The definition of a Change in Control for purposes of the Change-in-Control Agreements is complex but is summarized as follows. It provides that a change in control will have occurred if:

•                 Any person not affiliated with the Registrant acquires 50% or more of the voting power of the Registrant’s outstanding securities;

•                 During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board of Directors cease for any reason to constitute at least a majority of the Board of Directors (except for certain individuals nominated to the Board of Directors by a majority of the incumbent directors);

•                 The Registrant merges with another company and the Registrant’s voting stock represents less than 60% of the voting power of the new entity;

•                 The Registrant’s stockholders approve a plan of complete liquidation or dissolution of THQ; or

•                 Any other event occurs which the Board of Directors deems to constitute a Change in Control.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to (i) statements with respect to the Severance Agreements; (ii) statements with respect to the Change-in-Control Agreements; and (iii) other statements identified by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “future” “intend,” “may,” “plan,” “positioned,” “potential,” “project,” “scheduled,” “set to,” “subject to,” “upcoming” and other similar expressions. These forward-looking statements are subject to business and economic risk and reflect current expectations by management of the Registrant, including estimates and projections about Registrant’s business, and are inherently uncertain and difficult to predict. Registrant’s actual results could differ materially. The forward-looking statements contained herein speak only as of the date on which they were made, and Registrant does not undertake any obligation to update any forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

THQ INC.
	By:	/s/ Edward K. Zinser
Date: June 20, 2006		Edward K. Zinser,
Executive Vice President and Chief Financial Officer